Income taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income taxes
9. Income taxes
For the years ended December 31, 2018 and 2019, the Company recorded no income tax benefits for the net operating losses incurred or for the research and development tax credits generated in each year, due to its uncertainty of realizing a benefit from those items. All of the Company’s operating losses since inception have been generated in the United States.
A reconciliation of the U.S. federal statutory income tax rate to the Company’s effective income tax rate is as follows:

	Year ended December 31,
	2018	2019
Federal statutory income tax rate	(21.0)%	(21.0)%
State income taxes, net of federal benefit	(5.6)	(5.9)
Federal and state research and development tax credits	(6.5)	(5.1)
Stock-based compensation expense	1.6	1.0
Other	—	0.2
Change in deferred tax asset valuation allowance	31.5	30.8

Effective income tax rate	0.0%	0.0%

Net deferred tax assets as of December 31, 2018 and 2019 consisted of the following:

	December 31,
(in thousands)	2018	2019
Deferred tax assets:
Net operating loss carryforwards	$10,183	$25,023
Research and development tax credit carryforwards	2,878	5,998
Deferred rent	—	4,740
Other	1,701	1,469

Total deferred tax assets	14,762	37,230
Deferred tax liabilities:
Property and equipment	(516)	(4,117)

Total deferred tax liabilities	(516)	(4,117)

Valuation allowance	(14,246)	(33,113)

Net deferred tax assets	$—	$—

As of December 31, 2019, the Company had federal net operating loss carryforwards of $91.9 million, which may be available to offset future taxable income, of which $8.2 million of the total net operating loss carryforwards expire at various dates beginning in 2036, while the remaining $83.7 million do not expire but may be limited in their usage to an annual deduction equal to 80% of annual taxable income. As of December 31, 2019, the Company had state net operating loss carryforwards of $90.6 million, which may be available to offset future taxable income and expire at various dates beginning in 2036. In addition, as of December 31, 2019, the Company also had federal and state research and development tax credit carryforwards of $4.0 million and $2.5 million, respectively, which may be available to reduce future tax liabilities and expire at various dates beginning in 2036 and 2032, respectively.
Utilization of the U.S. federal and state net operating loss carryforwards and research and development tax credit carryforwards may be subject to a substantial annual limitation under Section 382 and Section 383 of the
Internal Revenue Code of 1986, and corresponding provisions of state law, due to ownership changes that have occurred previously or that could occur in the future. These ownership changes may limit the amount of carryforwards that can be utilized annually to offset future taxable income and tax liabilities. In general, an ownership change, as defined by Section 382, results from transactions increasing the ownership of certain stockholders or public groups in the stock of a corporation by more than 50% over a three-year period. The Company has not conducted a study to assess whether a change of control has occurred or whether there have been multiple changes of control since inception due to the significant complexity and cost associated with such a study. If the Company has experienced a change of control, as defined by Section 382, at any time since inception, utilization of the net operating loss carryforwards or research and development tax credit carryforwards may be subject to an annual limitation, which is determined by first multiplying the value of the Company’s stock at the time of the ownership change by the applicable long-term tax-exempt rate,
and then could be subject to additional adjustments. Any limitation may result in expiration of a portion of the net operating loss carryforwards or research and development tax credit carryforwards before their utilization. Further, until a study is completed by the Company and any limitation is known, no amounts are being presented as an uncertain tax position.
The Company has evaluated the positive and negative evidence bearing upon its ability to realize the deferred tax assets, which consist primarily of net operating loss carryforwards and research and development tax credit carryforwards. Management has considered the Company’s history of cumulative net losses incurred since inception, estimated future taxable income and prudent and feasible tax planning strategies and has concluded that it is more likely than not that the Company will not realize the benefits of federal and state net deferred tax assets. Accordingly, a full valuation allowance has been established against the net deferred tax assets as of December 31, 2018 and 2019. The Company reevaluates the positive and negative evidence at each reporting period.
The changes in the valuation allowance for deferred tax assets during the year ended December 31, 2018 and 2019 related primarily to the increases in net operating loss carryforwards and research and development tax credit carryforwards. The changes in the valuation allowance for 2018 and 2019 were as follows:

	Year ended December 31,
(in thousands)	2018	2019
Valuation allowance as of beginning of year	$2,976	$14,246
Increases recorded to income tax provision	11,270	18,867

Valuation allowance as of end of year	$14,246	$33,113

The Company assesses the uncertainty in its income tax positions to determine whether a tax position of the Company is more likely than not to be sustained upon examination, including resolution of any related appeals of litigation processes, based on the technical merits of the position. For tax positions meeting the more-likely-than-not threshold,
the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than 50% likelihood of being realized upon the ultimate settlement with the relevant taxing authority. No reserve for uncertain tax positions or related interest and penalties has been recorded at December 31, 2018 and 2019.
The Company files income tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company is subject to examination by federal and state jurisdictions, where applicable. There are currently no pending tax examinations. The Company is open to future tax examination under statute from 2016 to the present.